                                                                    Exhibit 10.2

                                      Lease

                                 by and between


                               AIRPARK ASSOCIATES
                                   (Landlord)

                                       and

                          VIGA Technologies Corporation
                          -----------------------------
                                    (Tenant)

                         for Leased Premises located in


                           Albuquerque,             nm
                           ---------------------------


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                                Table of Contents

                                                                          Page
                                                                          ----

1.   Term....................................................................4
2.   Premises................................................................4
3.   Possession..............................................................4
4.   Rent....................................................................4
5.   Security Deposit........................................................5
6.   Operating Expense Adjustments...........................................5
7.   Use.....................................................................6
8.   Environmental Liability.................................................7
9.   Compliance with Law.....................................................7
10.  Alterations and Additions...............................................7
11.  Maintenance and Repairs.................................................8
12.  Liens...................................................................8
13.  Assignment and Subletting...............................................8
14.  Indemnification: Hold Harmless..........................................9
15.  Subrogation.............................................................9
16.  Liability Insurance.....................................................9
17.  Services and Utilities.................................................10
18.  Property Taxes.........................................................10
19.  Rules and Regulations..................................................11
20.  Holding over...........................................................11
21.  Entry by Landlord......................................................11
22.  Casualty Loss; Reconstruction..........................................11
23.  Default................................................................12
24.  Remedies upon Default..................................................13
25.  Force Majeure..........................................................14
26.  Eminent Domain.........................................................14
27.  Estoppel Certificate...................................................14
28.  Parking................................................................15
29.  Authority of Parties...................................................15
30.  Plats and Riders.......................................................15
31.  Waiver.................................................................15
32.  Notices................................................................16
33.  Marginal Headings......................................................16
34.  Time...................................................................16
35.  Successors and Assigns.................................................16
36.  Recordation............................................................16
37.  Quiet Possession.......................................................16
38.  Late Charges...........................................................16
39.  Prior Agreements.......................................................16
40.  Attorneys' Fees........................................................17
41.  Sale of Premises by Landlord...........................................17


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42.  Subordination, Attornment..............................................17
43.  Name...................................................................17
44.  Severability...........................................................17
45.  Cumulative Remedies....................................................17
46.  Choice of Law..........................................................18
47.  Brokers................................................................18
48.  Binding Effect.........................................................18
49.  Gender; Number.........................................................18
50.  Execution by Both Landlord and Tenant..................................18




                                        3

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                                      LEASE

THIS LEASE, effective the 6th day of September, 1995, is by and between AIRPARK ASSOCIATES, with offices at 6100 Indian School Road, N.E., Albuquerque, New Mexico 87110 (herein "Landlord") and VIGA Technologies Corporation with offices at Sandia Labs, Albuquerque, New Mexico (herein "Tenant"), and is made in consideration of the mutual covenants and Agreements hereinafter contained.

WHEREAS, Landlord and Tenant (herein "the parties") desire to enter into a Lease whereby Tenant leases certain space from Landlord.

NOW, THEREFORE, for and in consideration of the rents, covenants and agreements hereinafter contained, the parties agree as follows:

1. TERM. The term of this Lease shall be for six months commencing on the 15th day of September, 1995, and ending on the 14th day of March, 1996. See Addendum #1

2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain office space (herein called "Premises") indicated on Exhibit "A", attached hereto and by this reference is made a part hereof, said Premises being agreed, for the purpose of this Lease, to have an area of approximately 6,359 Rentable square feet in the 2nd floor of the building located at 1601 Randolph SE, Albuquerque, New Mexico 87106.

         Said Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

3. POSSESSION. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said term and the time when Landlord delivers possession.

         In the event that Landlord shall permit Tenant to occupy the Premises prior to the commencement date of the term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

4. RENT. Tenant agrees to pay to Landlord as rental, without prior notice or demand, for the Premises the sum of $ See Addendum #1 Dollars per year in monthly installments of $___________ dollars on or before the first day of the first full calendar month of the term hereof and a like sum on or before the first day of each and every successive calendar month thereafter during the term hereof, except that the first month's rent shall be paid upon the

                                        4

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         execution hereof. Rent for any period during the term hereof which is for less than one (1) month shall be a pro-rated portion of the monthly installments herein, based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset in lawful money of the United States of America, which shall be legal tender at the time of payment at the office of the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

5. SECURITY DEPOSIT. Tenant, concurrently with the execution of this Lease, has deposited with Landlord the sum of Six Thousand Six Hundred and Twenty Three and 96/100 dollars ($6,623.96), the receipt of which is hereby acknowledged by Landlord, which sum shall be retained by Landlord as security for the payment by Tenant of all rents and other payments herein agreed to be paid by Tenant, and for faithful performance by Tenant of the terms, provisions, covenants and conditions of this Lease.

         If the Security Deposit is not utilized for any such purposes, then such deposit shall be returned by Landlord to Tenant within thirty (30) days next after the expiration of the term of this Lease. Landlord shall not be required to pay Tenant any interest on said Security Deposit.

6. OPERATING EXPENSE ADJUSTMENTS. For the purposes of this Article, the following terms are defined as follows:

         Base Year:        The calendar year in which this lease term commences.

         Comparison Year:  Each calendar year of the term after the Base Year.

         Direct Expenses:  All direct costs of operation and maintenance, as determined by standard accounting practices, and shall include the following costs by way of illustration, but not be limited to; real property taxes and assessments; rent taxes, gross receipt taxes, (whether assessed against the Landlord or assessed against the Tenant and collected by Landlord, or both); water and sewer charges; insurance premiums; utilities; janitorial services; labor; costs incurred in the management of the Building, if any; air-conditioning and heating; elevator maintenance; supplies; materials; replacement parts; including maintenance, costs, and upkeep of all parking and common areas. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions.)

         If the Direct Expenses paid or incurred by the Landlord for the Comparison Year on account of the operation or maintenance of the Building of which the Premises are a part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Tenant shall pay its pro-rata percentage share of the increase. This percentage is that portion of the total rentable area

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         of the Building occupied by the Tenant hereunder. Landlord shall endeavor to give to Tenant on or before the thirtieth (30th) day of April of each year following the respective Comparison Year a statement of the increase in rent payable by Tenant hereunder, but failure by Landlord to give such statement by said date shall not constitute a waiver by Landlord of its right to require an increase in rent. Upon receipt of the statement for the first Comparison year, Tenant shall pay in full the total amount of increase due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Tenant shall pay to Landlord, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments of estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Tenant's share of Direct Expenses be less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credit towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year.

         Event though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of Direct Expenses for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Landlord to Tenant.

7. USE. Tenant shall use the Premises for general office and administrative uses and shall not use or permit the Premises to be used for any other purposes without the prior written consent of Landlord.

         Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or

                                        6

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         objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

8. ENVIRONMENTAL LIABILITY. Landlord represents, to the best of Landlord's knowledge that as of the Commencement Date of this Lease and during the Term hereof no asbestos, PCBs, radon gas, petroleum or hazardous waste or materials defined by local state or federal law, have been deposited anywhere upon the real estate, Building, Common Areas or Leased Premises, and Landlord agrees to indemnify and hold Tenant (its officers, directors, employees or representatives) harmless from and against any liability or costs resulting from Landlord's breach of this warranty or Tenant's required compliance with environmental laws, except for such compliance required as a result of Tenant's negligence, intentional wrongful acts or breach of the obligations hereunder. This indemnification and hold harmless shall survive the termination of this Lease.

9. COMPLIANCE WITH LAW. Tenant Shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expenses, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereinafter be in force and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to, or affected by Tenant's improvements or acts. Without limiting the foregoing, as to the Premises, the Tenant shall comply with all requirements of the Americans with Disabilities Act of 1990 (the "ADA") and any subsequent related legislation. Landlord shall comply with all such ADA requirements that relate to areas other than the Premises which are owned by Landlord and not covered by another lease with another Tenant.

10. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first, including, but not limited to, wall covering, paneling and built-in cabinet work, excepting movable furniture and trade fixtures, shall on the expiration of the term become a part of the realty and belong to the Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions of improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to make the same must first be approved of in writing by the Landlord. Upon the expiration or sooner termination of the term hereof, Tenant shall upon written demand by Landlord, give at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal


                                        7

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11.      MAINTENANCE AND REPAIRS. By taking possession of the Premises, Tenant shall be deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall repair any damage to the Premises to the extent caused by the negligence or willful acts or omissions of Tenant, its employees, agents, invitees or contractors. Tenant shall maintain the interior surfaces of the Premises (including the walls, ceilings and floor coverings) in good, clean condition, ordinary wear and tear and damage caused by Landlord excepted. Tenant shall upon the expiration or sooner termination of this Lease hereof surrender the Premises to the Landlord in good condition, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted.

         Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Building except as specifically herein set forth.

         Notwithstanding the above, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault, or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided elsewhere, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein.

12. LIENS. Tenant shall keep the Premises and the property in which the Premise are situated free from any liens arising out of any services performed, materials furnished or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide the Landlord, at Tenant's sole cost and expense a lien and completion bond in an amount equal to one and one-half (1.5) times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Landlord against any liability for mechanics and materialmens' liens and to insure completion of the work.

13. ASSIGNMENT AND SUBLETTING. Tenant shall not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants, and invitees a Tenant excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Landlord first had and obtained, which consent shall not be unreasonably withheld, and a consent to one assignment, subletting, occupation or use by any other person

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         shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by any another person. Any such assignment or subletting without such consent shall be void and shall, at the option of the Landlord, constitute a default under this Lease. If Landlord allows any such assignment or subletting, the Tenant shall remain liable for all of the obligations of the Tenant under the Lease should the assignee or sublessee fail to meet its obligations.

14. INDEMNIFICATION: HOLD HARMLESS. Tenant shall indemnify Landlord (its officers, directors, employees and representatives) and hold Landlord harmless from and against any and all liability or costs resulting from Tenant's (its employees', agents', representatives', contractors' or invitees') negligence or intentional wrongful acts; conduct of Tenant's business; performance or breach of Tenant's obligations under this Lease; infringement upon the rights of third parties; and, use or occupancy of the Building, the Common Areas or the Leased Premises. Landlord shall indemnify and hold Tenant (its officers, directors, employees and representatives) harmless from and against any and all liability or costs resulting from Landlord's (its employees' agents', representatives', contractors' or invitees') negligence or intentional wrongful acts; conduct of Landlord's business; performance or breach of Landlord's obligations or warranties under this Lease; infringement upon the rights of third parties; and/or, use or occupancy of the Building, the Common Areas or the Leased Premises. Landlord shall promptly notify Tenant, in writing, of any complaints, claims, demands or legal proceedings against Landlord relating to Tenant or the Leased Premises. Tenant reserves the right to retain counsel of its choice, at Landlord's expense, to defend against any such claims or actions.

15. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other from any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

16. LIABILITY INSURANCE. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing, however, said insurance by Tenant shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies approved in advance by Landlord. Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Landlord

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17.      SERVICES AND UTILITIES. Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord at his sole discretion, and subject to the rules and regulations of the Building of which the premises are a part, electricity for normal lighting and fractional horsepower office machines, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, and janitorial service. Landlord shall also maintain and keep lighted the common stairs, common entries and toilet rooms in the Building of which the Premises are a part. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character, or by any other cause similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for loss of or injury to property, however occurring, through or in connection with or incidental to furnish any of the foregoing. Wherever heat generation machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including, the cost of installation and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

         Tenant will not, without written consent of Landlord, use any apparatus or device in the Premises, including, but without limitation thereto, electronic data processing machines, punch card machines, and machines using the excess of 120 volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the Premises as general office space; nor connection with electric current except through existing electrical outlets in the Premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the Premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the Premises, so as to measure the amount of water and electric current consumed for any such use. The cost of any such meters and of installation, maintenance and repair thereof, shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand therefore by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by a utility company or electrical engineer.

18. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except that which has been paid for by Landlord, and is the standard of the Building. In the event any or all of the Tenant's leasehold improvement equipment,

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         furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

19. RULES AND REGULATIONS. Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate. Landlord reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the non-performance of any said rules by any other Tenants or occupants.

20. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

21. ENTRY BY LANDLORD. Landlord reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchases or Tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premise shall not be blocked thereby; and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in any emergency, in order to obtain entry to the Premises without liability to Tenant except for any failure to exercise due care for Tenants property. Any entry to the Premises obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

22. CASUALTY LOSS; RECONSTRUCTION. In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this lease shall remain in full force and effect, except that the Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon

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         the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant in the Premise. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement or rent.

         In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises or the Building of which the Premises are a part. In the event the destruction of the Premises or the Building is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of said termination.

         Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface, or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Tenant, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

         Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Tenant. The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

         A.       The vacating or abandonment of the Premises by Tenant;

         B. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten
                  (10) days after written notice thereof by Landlord by Tenant;

         C. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in
                  Article 22.B. above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

         D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

24. REMEDIES UPON DEFAULT. In the event of any such material default or breach by Tenant, Landlord may, at its sole discretion and at any time thereafter with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

         A. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commission actually paid.

                  Upon recovery of the Leased Premises, Landlord may, at its sole discretion, use its best efforts to relet the Leased Premises at a comparable or market rent thereby mitigating damages hereunder.

                  Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) percent per annum.

         B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         C. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decision of the State in which the Premises are located.

         D. Upon the occurrence of any Event of Default by Tenant, Landlord may accelerate all rent and additional rent due for the balance of the term of this Lease and declare the same to be immediately due and payable. In determining the amount of any future payments due to Lessor because of increases in Operating Expenses and Total Real Estate taxes, Lessor may make such determination based upon the amount of Operating Expenses and total Real Estate taxes for the full year immediately preceding default by Tenant.

25. FORCE MAJEURE. In the event that either party is unable to perform any of its obligations under this Lease because a force majeure event or an Act of God, the party who has been so affected shall immediately give notice to the other party and shall do everything possible to meet the obligations under this Lease or resume performance. If the period of non-performance exceeds 30 days from receipt of such notice, the party whose ability to perform has not been so affected may by giving written notice, terminate this Lease.

26. EMINENT DOMAIN. If all or substantially all of the Building, the Common Areas or the Leased Premises are temporarily or permanently taken by power of eminent domain or condemnation, Landlord shall notify Tenant and this Lease shall terminate at the option of Landlord or Tenant as of the date of such taking. If part of the Building, the Common Areas or the Leased Premises is taken and the parties do not exercise the option to terminate this Lease, Rent shall abate proportionately from the date of such taking and all repairs necessary to restore the Building, the Common Areas or the Leased Premises as nearly as possible to its original improved condition shall be:

         A.       commenced within 30 days after the occurrence of such damage;

         B. performed in a diligent and workmanlike manner with materials of at least the same quality utilized originally in the construction of the Building;

         C. completed by Landlord, at Landlord's cost, within a reasonable time not to exceed 60 days and without an unreasonable interference to Tenant's normal business operations.

27. ESTOPPEL CERTIFICATE. As requested by Landlord, Tenant shall, within ten (10) days of Landlord's request, execute and deliver to Landlord a written statement certifying:

         A.       the Commencement Date of this Lease;

         B. the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications hereto, that the Lease is in full force and effect and stating the date and nature of such modifications);

         C.       the date to which the Rent under this Lease has been paid;

         D. that there have been no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement.

         Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

28. PARKING. Tenant shall have the right to use in common with other Tenants or occupants of the Building the parking facilities of the Building, if any subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities which may be established or altered by Landlord at any time or from time to time during the term hereof.

29. AUTHORITY OF PARTIES. Corporations. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         Limited Partnerships. If the Landlord herein is a limited partnership, it is understood and agreed that any claims by Tenant on Landlord shall be limited to the assets of the limited partnership, and furthermore, Tenant expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said partnership.

30. PLATS AND RIDERS. Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

31. WAIVER. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

32. NOTICES. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Landlord at the office of the Building or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant.

33. MARGINAL HEADINGS. The marginal headings and Article titles to the Article of this lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

34. TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

35. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

36. RECORDATION. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

37. QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and observing and performing all the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

38. LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly if any installment of rent or of a sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to ten (10%) percent of such overdue amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by the Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

39. PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

40. ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

41. SALE OF PREMISES BY LANDLORD. In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

42. SUBORDINATION, ATTORNMENT. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any building hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof.

         In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this lease shall remain in full force and effect for the full term hereof.

43. NAME. Tenant shall not use the name of the Building or the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

44. SEVERABILITY. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

45. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

46. CHOICE OF LAW. This Lease shall be governed by the laws of the State in which the Premises are located.

47. BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only CB Commercial and Lubarsky Group and it knows of other real estate broker or agent who is entitled to a commission in connection with this Lease. Landlord shall be solely liable for any and all brokerage charges or fees which become payable as a result of this agreement and Landlord will indemnify and hold Tenant harmless from and against any claims, suits or demands for such brokers fees or charges.

48. BINDING EFFECT. The covenants and promises in this Lease shall inure to the benefit of the permitted successors and assigns of the parties and such permitted successors or assigns shall be bound by such covenants and promises.

49. GENDER; NUMBER. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there be more than one Tenant, the obligations hereunder imposed shall be joint and several.

50. EXECUTION BY BOTH LANDLORD AND TENANT. The submission by Landlord of this document to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

IN WITNESS WHEREOF the parties have caused this Lease to be executed and do hereby warrant and represent that their respective signatories, whose signatures appear below, have been and are on the date indicated below duly authorized by all necessary and appropriate action to execute this Lease and bind the parties hereto.

      VIGA  Technologies Corporation                  AIRPARK ASSOCIATES
------------------------------------                  ------------------
(Tenant)                                                   (Landlord)

By:                                             By:
   --------------------------------------          -----------------------------

Typed Name:   Thomas Murphy                     Typed Name:  Michael J. Thrasher
           ------------------------------                  ---------------------

Typed Title:  Chief Executive Officer           Typed Title: Vice President
           ------------------------------                  ---------------------

Date:         Sept. 7, 1995                     Date:        9/14/95
     ------------------------------------            ---------------------------

                                   Addendum #1

To the lease dated September 5, 1995, by and between AIRPARK ASSOCIATES ("Landlord") and VIGA Technologies Corporation ("Tenant") for approximately 6,359 rentable square feet located on the second floor of the office building (the "Building") located at 1601 Randolph SE, Albuquerque, New Mexico. The following is added to and is considered a part of the lease.

1.   PREMISES:     Landlord does hereby lease to Tenant Suite 210S ("Premises").

2. LEASE TERM: The initial lease term is for six months with an option to extend the lease for a three (3) year ("Expansion Option") term provided Tenant will notify Landlord in writing within sixty (60) days of the end of the initial term of their intention to extend. This option to extend is contingent upon the tenant in Suite 220S not exercising their first right of refusal for a portion of Suite 210S.

3.   RENT:        The rental rates for the six month lease term are:

                      $12.00/Rentable Square Feet - $6,623.96 per month

Extension Term      Year      Annual Rate      Monthly Rental Amount

                      1         $11.50            $6,094.04
                      2         $12.00            $6,359.00
                      3         $12.50            $6,623.96

These are Full Service Lease Rates.

4. TENANT IMPROVEMENTS: Tenant will accept the Premises in "as-is" condition for the Initial Term. If Tenant exercises the Expansion Option, Landlord agrees to provide $3.00 per Rentable Square Foot for Tenant Improvements to be made at the time of the three year extension. The Tenant Improvements will be amortized over the extension term at 9% annual interest rate and added to the monthly rental amount.

5. COVERED PARKING: Two (2) covered parking spaces shall be included as a part of this lease with no charge to Tenant. Tenant's company name shall be designated on each parking space.

6. SIGNAGE: In the event that Tenant exercises the Expansion Option, Landlord agrees to provide monument signage for Tenant, at Landlord's expense.

7. TENANT'S EQUIPMENT: It is understood that Tenant is leasing office equipment for the Premises and will provide Landlord with a list of the inventory of said equipment. In the event

Tenant defaults on this Lease obligation, Landlord will provide access to the equipment leasing company or financing entity to recover the leased equipment.

8. NOTICES: All notices to the Landlord shall be delivered c/o Cauwells & Associates, 1116 Pennsylvania NE, Albuquerque, New Mexico 87110 or such other property management entity as Landlord shall appoint.

Agreed to this ________ of September, 1995 by:

Landlord                                Tenant
Airpark Investors                       VIGA Technologies Corporation

By:                                     By:
   ---------------------------             ----------------------------
                                                 Thomas Murphy


Its:                                    Its:     Chief Executive Officer
   ---------------------------             ----------------------------

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned, VIGA TECHNOLOGIES CORPORATION (the "Assignor") , hereby assigns, sets over, transfers, conveys and grants unto MUSE TECHNOLOGIES INC. (the "Assignee") , and its designees, successors and assigns, all of the Assignor's right, title and interest as tenant in, to and under the Lease, as defined below, TO HAVE AND TO HOLD unto Assignee in accordance with and subject to the terms and provisions of the Lease. For purposes hereof, "Lease" shall mean the Lease dated September 5, 1995 relating to certain premises located at 1601 Randolph SE, Albuquerque, New Mexico.

                  Assignor represents and warrants that it has full right and power to make this Assignment; it owns the interests and assets assigned hereunder (the "Interests") free and clear of liens, claims, encumbrances and defects, and the Interests have not been previously assigned, pledged or hypothecated.

                  This Assignment, without further act or notice by Assignee, shall take effect upon consent of the landlord.

                  Assignee hereby assumes and agrees to perform all of the duties and obligations of Assignor under the Lease.

                  IN WITNESS WHEREOF, Assignor has made this Assignment as of the 30th day of November, 1995.

                                       ASSIGNOR:

                                       VIGA TECHNOLOGIES CORPORATION

                                       By:________________________________
                                                Thomas E. Murphy
                                                President

                                       ASSIGNEE:

                                       MUSE TECHNOLOGIES INC.

                                       By:_______________________________
                                                President

Ratified and Confirmed:

AIRPARK ASSOCIATES

By:__________________________
         General Partner

                       FIRST AMENDMENT TO LEASE AGREEMENT

This FIRST AMENDMENT TO LEASE AGREEMENT is made this 4th day of January, 1996 by and between AIRPARK ASSOCIATES ("Landlord") and VIGA Technologies Corporation ("Tenant") with reference to the following facts:

A. On September 5, 1995, Landlord and Tenant entered into a Lease Agreement ("Lease Agreement") pursuant to which Tenant leased from Landlord certain space ("the Premises") in the building located at 1601 Randolph SE, Albuquerque, New Mexico ("the Building").

THEREFORE, for valuable consideration, Landlord and Tenant agree as follows:

1.    LEASE TERM:            The initial lease term shall be extended for three
                             and one-half (3 1/2) months. The expiration date of March 14, 1996 shall be changed to June 30, 1996.

2.    EXTENSION OPTION:      The Tenant's right to extend the lease for an
                             additional three year term shall be applicable as described in the Lease Addendum # 1, provided
                             Landlord receives written notice of Tenant's desire to extend no later than April 30, 1996.

3.    RENTAL:                The rental rate will be $12.00 per Rentable Square
                             Foot through June 30, 1996.

4.    OTHER CONDITIONS:      The initial lease term shall not be extended beyond
                             June 30, 1996.

Except as modified herein, all of the terms and conditions of the Lease Agreement shall remain in full force and effect and shall be fully applicable throughout the Term of the Lease Agreement. No further modification of the Lease Agreement shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

THE PARTIES HERETO have executed this First Amendment as of the day and year first written above.

LANDLORD                                          TENANT

AIRPARK INVESTORS                                 VIGA Technologies Corporation

-----------------------------                     -----------------------------
Michael J. Thrasher                               Thomas Murphy
Vice President                                    President

                       SECOND AMENDMENT TO LEASE AGREEMENT

This SECOND AMENDMENT TO LEASE AGREEMENT is made this 12th day of April, 1996 by and between AIRPARK ASSOCIATES ("Landlord") and VIGA Technologies Corporation ("Tenant") with reference to the following facts:

A. On September 5, 1995, Landlord and Tenant entered into a Lease Agreement ("Lease Agreement") pursuant to which Tenant leased from Landlord certain space (the "Premises") in the building located at 1601 Randolph SE, Albuquerque, New Mexico ("the Building").

THEREFORE, for valuable consideration, Landlord and Tenant agree as follows:

1.    LEASE TERM:            The lease term shall be extended for three months.
                             The expiration date of June 30, 1996 shall be changed to September 30, 1996.

2.    LEASE RATE:            The lease rate shall be $12.00 per rentable square
                             foot through September 30, 1996.

3.    TENANT NAME:           VIGA Technologies Corporation has changed its name
                             to MUSE Technologies, Inc.

Except as modified herein, all of the terms and conditions of the Lease Agreement shall remain in full force and effect and shall be fully applicable throughout the Term of the Lease Agreement. No further modification of the Lease Agreement shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

THE PARTIES HERETO have executed this Amendment as of the day and year first written above.

LANDLORD                                           TENANT

AIRPARK INVESTORS                                  MUSE TECHNOLOGIES, INC.

----------------------------                       ----------------------------
Michael J. Thrasher                                Thomas Murphy
Vice President                                     President

                       THIRD AMENDMENT TO LEASE AGREEMENT

This THIRD AMENDMENT TO LEASE AGREEMENT is made this 11th day of October, 1996 by and between AIRPARK ASSOCIATES ("Landlord") and MUSE Technologies Corporation ("Tenant") with reference to the following facts:

A. Landlord and Tenant entered into an Office Building Lease dated September 6, 1995, as supplemented by the Addendum #1 dated September 14, 1995 ("the "Addendum") and as amended by the First Amendment to Lease dated January 4, 1996 and the Second Amendment to Lease dated April 12, 1996 (collectively, the "Lease") pursuant to which Tenant leased from Landlord Suite 210S (the "Premises") in the building located at 1601 Randolph SE, Albuquerque, New Mexico (the "Building"). Capitalized terms not otherwise defined herein are as defined in the Lease.

THEREFORE, for valuable consideration, Landlord and Tenant agree as follows:

1.    LEASE TERM:            The lease term shall be extended for two months
                             through November 30, 1996 at the current rate.

2.    EXPANSION:             The Premises shall be expanded, effective December
                             1, 1996 by the addition of 2,428 rentable square feet to 8,787 rentable square feet.

3.    EXTENSION:             The lease term for the expanded space will commence
                             December 1, 1996 for a three year term which will expire November 30, 1999.

4.    LEASE RATE:            The lease rate for the extension will be the rates
                             shown in Addendum #1 which are:

                             Year          Rate               Monthly Rent
                             ----          ----               ------------

                              1            $11.50              $8,420.88
                              2            $12.00              $8,787.00
                              3            $12.50              $9,153.13
5.    TENANT
      IMPROVEMENTS:          Landlord agrees to provide $3.00 per rentable
                             square foot (the "Allowance") for Tenant
                             Improvements to be made to the space prior to Tenant's Expansion. Exhibit "A" attached to this
                             Amendment and made a part hereof, is a list of Tenant Improvements requested by Tenant. Any Tenant
                             Improvements that exceed the Allowance will be amortized over the Extension at 9% annual interest rate and added to the Monthly Rent. The total Tenant Improvement
                             Allowance is $26,361.00.

6.    NO OTHER CHANGES:      Except as revised by this Third Amendment, the
                             Lease remains unchanged, in full force and effect.

                                    LANDLORD:

                                    AIRPARK INVESTORS


                                    -----------------------------
                                    Michael J. Thrasher
                                    President


                                    TENANT:

                                    MUSE TECHNOLOGIES CORPORATION


                                    -----------------------------
                                    Thomas Murphy

                                    President

                                    EXHIBIT A

1.  Building signage
2.  Realign front entry to suite so that there is only one front door
3. Remove a portion of corridor wall adjacent to suite entrance to create access into former K-Bob space
4.  Remove wall that blocks corridor 33 & corridor 34
5.  Remove counter in office 03
6.  Remove south wall and door of office 03
7.  Raise ceiling in conference room approximately 2 ft. throughout
8.  Install one 120V outlet on east and west wall of electrical room 19
9. Relocate 208V outlet currently in computer room 17 onto south wall of electrical room 19
10. Create additional air flow in computer room 17 & electrical room 19
11. Rewire light fixture in corridor next to conference room so that it is on same circuit as other corridor light fixture
12. Remove exit sign from corridor going to conference room
13. Refinish front entry door to suite
14. Remove all anchors adhering to all office, room, and hallway walls
15. Patch all intrusions and holes in hallway and office walls
16. Paint all rooms and hallway corridors except for office 31 and storage room
    22
17. Clean carpet in former K-Bob space

                     FOURTH AMENDMENT TO LEASE AGREEMENT

This FOURTH AMENDMENT TO LEASE AGREEMENT is made this 14th day of August, 1997 by and between AIRPARK ASSOCIATES ("Landlord") and MUSE Technologies Corporation ("Tenant") with reference to the following facts:

         Landlord and Tenant entered into a Lease Agreement dated September 6, 1995, as supplemented by the Addendum #1 dated September 14, 1995 and as amended by the First Amendment to Lease dated January 4, 1996 and the Second Amendment to Lease dated April 12, 1996 and the Third Amendment to Lease dated October 11, 1996 (collectively, the "Lease") pursuant to which Tenant leased from Landlord Suite 210S (the "Premises") in the building located at 1601 Randolph SE, Albuquerque, New Mexico (the "Building"). The parties desire to amend the Lease as set forth below. Capitalized terms not otherwise defined herein are as defined in the Lease.

THEREFORE, for valuable consideration, Landlord and Tenant agree as follows:

1.   OPERATING EXPENSE
     PASS-THROUGH:       Beginning with the operating cost pass-through
                         calculations (the "CAM") under the Lease for the 1997 calendar year, Landlord will apply an automatic gross up of the electric, janitorial and management fee costs to reflect a 90% minimum building occupancy. If the building is above 90% occupancy, the CAM will be calculated using actual costs.

2.   OTHER CONDITIONS
                         Except as revised by this Fourth Amendment, the Lease remains unchanged, in full force and effect.

THE PARTIES HERETO have executed this Fourth Amendment as of the day and year first written above.

LANDLORD                                     TENANT

AIRPARK ASSOCIATES                           MUSE Technologies
                                             Corporation

/s/ Michael J. Thrasher                      /s/ Thomas E. Murphy
------------------------                     --------------------------
OMEX Realty, Inc.
Michael J. Thrasher                          By: Thomas E. Murphy
Vice President                               Its: Executive Vice President